UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________

FORM 8-K
_________________________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):   March 25, 2011

EL CAPITAN PRECIOUS METALS, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-56262	88-0482413
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

15225 N. 49th Street Scottsdale, Arizona	85254
(Address of principal executive offices)	(Zip Code)

(602) 595-4997
(Registrant’s telephone number, including area code)

Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

_________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

Announcement of the Date of the 2011 Annual Meeting of Shareholders

El Capitan Precious Metals, Inc. (the “Company”) currently plans to hold its next Annual Meeting of Stockholders (the “Annual Meeting”) at 10:00 A.M. on Thursday, June 2, 2011, at the Scottsdale Plaza Resort in Scottsdale, Arizona.  Shareholders of record as of the close of business on Wednesday, April 13, 2011 will be eligible to vote at the Annual Meeting.  The Company anticipates mailing the formal notice of meeting and proxy statement on or about April 22, 2011.

Rule 14a-8 Shareholder Proposal Deadline

For shareholder proposals submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 (the “Exchange Act”) to be presented at our Annual Meeting and included in the Company’s proxy statement, such proposals must be submitted and received by the Secretary of the Company at our principal offices, El Capitan Precious Metals, Inc., 15225 N. 49th Street, Scottsdale, Arizona 85254, by the close of business on April 18, 2011.  Such proposals will need to comply with the rules of the Securities and Exchange Commission regarding the inclusion of shareholder proposals in the Company’s proxy statement, and may be omitted if not in compliance with applicable requirements.

Timely Notice under Rule 14a-4(c)

If a shareholder wishes to submit a proposal at the Annual Meeting outside of Rule 14a-8, which is not intended to be included in the Company’s proxy statement, in order for such proposal to be considered “timely” for the purposes of Rule 14a-4(c) under the Exchange Act (relating to the circumstances under which a proxy may confer discretionary authority to vote on certain matters), the proposal must be received at the above address not later than April 18, 2011.

Resolution of Outstanding Litigation

The Company entered into a settlement agreement that dismissed its lawsuit against its former officers and settled the former officers' claims against the Company following a mediation hearing in Las Vegas, Nevada.  All parties reached a mutually beneficial settlement.  The Settlement Agreement provides for a mutual release, cash payment by the Company of an aggregate of $177,500 and the issuance of a certain value of common stock, payable over four months. In addition, all outstanding stock options then held by the two former officers were cancelled.  The terms of the confidential settlement agreement fully resolved all employment and business issues between the parties.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   March 25, 2011

EL CAPITAN PRECIOUS METALS, INC.

By:	/s/ Stephen J. Antol
Stephen J. Antol
Chief Financial Officer